UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: March 27, 2014
Date of Earliest Event Reported: March 27, 2014
MID-CON ENERGY PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35374	45-2842469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2501 North Harwood Street, Suite 2410
Dallas, Texas
(Address of principal executive offices)
75201
(Zip code)
(972) 479-5980
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information disclosed in this Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.
On March 27, 2014, we announced that we will participate in the following conferences:

•	IPAA’s OGIS New York – Thursday, April 8, 2014 at 9:35 a.m. ET (8:35 a.m. CT) in New York, NY. A webcast will be available at http://investorcalendar.com/CEPage.asp?ID=172353.

•	2014 National Association of Publicly Traded Partnerships (“NAPTP”) MLP Investor Conference – Thursday, May 22, 2014 at 9:00 a.m. ET (8:00 a.m. CT) in Ponte Vedra Beach, FL.
A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.
The corresponding materials utilized at each conference will be accessible on our website, www.midconenergypartners.com, no later than the morning of each event.

Item 9.01	Financial Statements and Exhibits.
Exhibits
99.1 Press release dated March 27, 2014.

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-CON ENERGY PARTNERS, LP
By: Mid-Con Energy GP, LLC,
its general partner

Date: March 27, 2014	By:	/s/ Jeffrey R. Olmstead
Jeffrey R. Olmstead
President and Chief Financial Officer